Filed Pursuant to Rule 497
File No. 333-209622

FS GLOBAL CREDIT OPPORTUNITIES FUND—T

Supplement dated June 6, 2017

to

Prospectus dated April 29, 2016

This supplement contains information which amends, supplements or modifies certain information contained in the Prospectus of FS Global Credit Opportunities Fund—T (the “Company”), dated April 29, 2016, as supplemented and amended (as so supplemented and amended, the “Prospectus”). Capitalized terms used in this supplement have the same meanings as in the Prospectus, unless otherwise stated herein.

You should carefully consider the “Types of Investments and Related Risks” beginning on page 43 of the Prospectus before you decide to invest in the Company’s Shares.

Anticipated Closing of Public Offering

The Company anticipates that it will close its continuous public offering to new investors in June 2017 in preparation for the transition to the continuous public offering of FS Global Credit Opportunities Fund—T2, a newly organized non-diversified, closed-end management investment company that intends to invest substantially all of the net proceeds from its continuous public offering in the Fund.